SUPPLEMENT TO PROSPECTUS
                                       FOR
                           THE HIRTLE CALLAGHAN TRUST
                                NOVEMBER 1, 2001


THE FOLLOWING SUPPLEMENTS INFORMATION INCLUDED IN THE PROSPECTUS DATED NOVEMBER 1, 2001 FOR THE HIRTLE CALLAGHAN TRUST. THE DATE OF THIS SUPPLEMENT IS JANUARY 4, 2002.


MANAGEMENT OF THE TRUST. Page 32 of the Trust's prospectus is amended by adding the following to the final paragraph of the section of "Management of the Trust" entitled "Morgan Stanley Investments LP":

Thomas L. Bennett, W. David Armstrong and Roberto M. Sella, each of whom is a Managing Director of MSIM, also serve as portfolio managers for the Fixed Income II Portfolio. Mr. Bennett joined MSIM in 1984 as a portfolio manager and has been with the firm since that time. Mr. Armstrong joined MSIM in 1998 as a portfolio manager, having served as a senior vice president and manager of the U.S. proprietary trading group for Lehman Brothers from 1995 - 1997. Mr. Sella has been with MSIM since 1992, when he joined the firm as an analyst.


THE FIXED INCOME II PORTFOLIO. The investment objective of The Fixed Income II Portfolio is to achieve above-average return over a market cycle of three to five years. The performance benchmark for this Portfolio is the Lehman Brothers Aggregate Bond Index. Although there is no minimum or maximum maturity for any individual security, the Specialist Managers actively manage the interest rate risk of the Portfolio within a range relative to this benchmark. The effective dollar weighted average portfolio maturity of the Portfolio will generally be over 5 years.


THE HIGH-YIELD PORTFOLIO. The investment objective of The High Yield Portfolio is to achieve above-average return over a market cycle of three to five years. The performance benchmark for this Portfolio is the Credit Swiss/First Boston High Yield Index. Although there is no minimum or maximum maturity for any individual security, the Specialist Manager actively manages the interest rate risk of the Portfolio within a range relative to this benchmark. The effective dollar weighted average portfolio maturity of the Portfolio will generally be over 5 years.

                                       Supplement to November 1, 2001 Prospectus
                                                Supplement date: January 4, 2002
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